EARNINGS PER SHARE	9 Months Ended
Sep. 30, 2015
EARNINGS PER SHARE [Abstract]
EARNINGS (LOSS) PER SHARE
6. EARNINGS PER SHARE
Basic earnings per share ("EPS") are computed by dividing net income by the weighted average number of common shares outstanding for the period. Diluted EPS is computed by dividing net income by the weighted average number of common shares and dilutive common stock equivalents outstanding during the period.
All Figures in USD '000, except number of shares	September 30, 2015	September 30, 2014
Numerator
Net (Loss) Income	(6,407)	8,652
Denominator
Basic – Weighted Average Common Shares Outstanding	23,343,195	19,264,166
Dilutive effect of Warrants issued	-	78,875
Dilutive – Weighted Average Common Shares Outstanding	23,343,195	19,343,041
(Loss) Income per Common Share
Basic	(0.27)	0.45
Dilutive	(0.27)	0.45